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                                                                    Exhibit 10.5

                          IMPAC MEDICAL SYSTEMS, INC.
                             1993 STOCK OPTION PLAN

                           EFFECTIVE NOVEMBER 1, 1993

1.  Purpose and Types of Options. This 1993 Stock Option Plan (the "Plan") is
    ----------------------------                                    ----
intended to increase the incentives of, and encourage stock ownership by, employees and consultants (including members of the Company's Board of Directors who are not employees of the Company) providing services to Impac Medical Systems, Inc., a California corporation (the "Company"), or to corporations
                                              -------
which are or become subsidiary corporations of the Company. The term
"subsidiary corporations" as used in this Plan shall have the meaning specified in Section 4.2 hereof. The Plan is intended to provide such employees and consultants with a proprietary interest (or to increase their proprietary interest) in the Company, and to encourage them to continue their employment or engagement by the Company or its subsidiaries. Options granted pursuant to the Plan, at the discretion of the Company's Board of Directors ("Board"), may be
                                                              -----
either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or options that do
                                   ---------------------
not so qualify as incentive stock options and which are referred to herein as non-qualified stock options.

2.  Stock. The capital stock subject to the Plan shall be shares of the
    -----
Company's authorized but unissued Common Stock ("Common Stock"). The maximum
                                                 ------------
aggregate number of shares of Common Stock reserved for issuance under the Plan (after taking into account the five-for-one stock split approved by the Company's Board in October 1993) is Six Hundred Thirty Thousand (630,000), subject to adjustments pursuant to Section 8 hereof. In the event that any outstanding option under the Plan shall expire by its terms or is otherwise terminated for any reason (or if shares of Common Stock of the Company which are issued upon exercise of an option granted hereunder are subsequently reacquired by the Company pursuant to contractual rights of the Company under the particular stock option agreement), the shares of the Common Stock allocated to the unexercised portion of such option (or the shares so reacquired by the Company pursuant to the terms of the stock option agreement) shall again become available to be made subject to options granted under the Plan. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock subject to outstanding options

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granted under this Plan at any given time, plus the aggregate number of shares which have been issued upon exercise of all options granted under this Plan and which remain outstanding, shall never be permitted to exceed the maximum number of shares specified above in this Section 2 (subject to adjustments under Section 8).

3. Administration. The Plan shall be administered by the Board. Any action by
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the Board with respect to the administration of the Plan shall be taken by the vote of a majority of a quorum of its members present at a duly held meeting or without a meeting by unanimous written consent of all directors. The interpretation and construction by the Board of any provision of this Plan, or of any option granted pursuant hereto, shall be final, binding and conclusive. No member of the Board shall be liable to the Company or to any subsidiary or parent corporation, or to the holder of any option granted hereunder for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. Notwithstanding the foregoing, the Board shall have the authority to delegate some or all of its duties to administer this Plan and to exercise its powers hereunder to a committee ("Committee") appointed by the Board. For purposes of this Plan, all references
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herein to "Board" shall be deemed to also refer to any such Committee. Any
Committee charged with administration of the Plan shall have all the powers and protections provided to the Board under this Plan until the Board shall revoke or restrict such powers or protections. More specifically, the Board, subject to compliance with the remaining provisions of this Plan, shall have the following powers and authority (which listing is provided by way of example and is not intended to be comprehensive or limiting to the extent of powers not included):

     3.1 Selection of Optionees. To determine the persons providing services to
         ----------------------
the Company to whom, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

     3.2 Number of Option Shares. To determine the number of shares of Common
         -----------------------
Stock to be subject to options granted to each such person;

     3.3 Exercise Price. To determine the price to be paid for the shares of
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Common Stock upon the exercise of each option;

     3.4 Term and Exercise Schedule. To determine the term and the exercise
         --------------------------
schedule of each option;

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    3.5 Other Terms of Options. To determine the terms and conditions of each
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stock option agreement (which need not be identical) entered into between the
Company and any person to whom the Board determines to grant an option;

    3.6 Interpretation of Plan. To interpret the Plan and to prescribe, amend
        ----------------------
and rescind rules and regulations relating to the Plan;

    3.7 Amendment of Options. With the consent of the holder thereof, to modify
        --------------------
or amend any option granted under the Plan; and

    3.8 General Authority. To take such actions and make such determinations
        -----------------
deemed necessary or advisable by the Board for the administration of the Plan, subject to complying with the Plan and with applicable legal requirements.

4.  Eligibility and Award of Options.
    --------------------------------

    4.1 Authority to Grant and Eligibility. The Board shall have full and final
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authority, in its discretion and at any time and from time to time during the term of this Plan, to grant or authorize the granting of options to such officers, directors and employees of, and consultants retained by, the Company or its subsidiary corporations as it may select, and to determine the number of shares of Common Stock to be subject to each option. Any individual who is eligible to receive a stock option under this Plan shall be eligible to hold more than one option at any given time, in the discretion of the Board. The Board shall have full and final authority in its discretion to determine, in the case of employees (including employees that are officers or directors), whether such options shall be incentive stock options or non-qualified stock options; however, no incentive stock option may be granted to any person who is not a bona fide employee of the Company or of a subsidiary corporation of the Company. Persons selected by the Board who are prospective employees of, or consultants to be retained by, the Company or its subsidiaries, including members of the Board, shall be eligible to receive non-qualified stock options; provided, however, that in the case of such prospective employment or other engagement, the exercisability of such options shall be subject in each case to such person in fact becoming an employee or consultant, as applicable, of the Company or its subsidiaries.

    4.2 Certain Restrictions Applicable to Stock Options. No stock options shall
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be granted to any employee who, at the time such option is granted, owns stock possessing more than ten

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percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any parent corporation or subsidiary corporation of the Company, unless the exercise price (as provided in Section
5.1 hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted and the period within which the option may be exercised (as provided in Section 5.2 hereof) does not exceed five (5) years from the date the option is granted (the provisions of the foregoing sentence shall equally apply to non-qualified options granted under this Plan). As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424 (e) and (f), respectively, of the Internal Revenue Code. For purposes of this Section 4.2, in determining stock ownership, an employee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, as applicable. Additionally, for purposes of this Section 4.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the employee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the employee or by any other person. Additionally, the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one calendar year (under this Plan and under all other incentive stock option plans of the Company and of any parent or subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000).

       4.3  Grants of Options to Directors. With respect to the participation of
            ------------------------------
of any director in the Plan, his or her selection as a participant and the number of option shares to be allocated to such director shall be determined either: (i) by the Board, of which a majority, as well as a majority, of the directors acting on the matter, shall be "disinterested persons" as hereinafter defined), or (ii) by, or only in accordance with, the recommendations of the Committee of three or more persons having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of this Plan, a director or member of such committee shall be deemed to be a "disinterested person" only if such person qualifies as "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3 promulgated by the Securities and Exchange Commission

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(or any successor rule). Any director to whom an option is awarded shall be ineligible to vote upon his or her option.

     4.4  Date of Grant. The date on which an option shall be granted shall be
          -------------
stated in each option agreement and shall be the date of the Board's authorization of such grant or such later date as may be set by the Board at the time such grant is authorized.

5.   Terms and Provisions of Option Agreements. Each option granted under
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the Plan shall be evidenced by a stock option agreement between the person to whom the option is granted and the Company. Each such agreement shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent herewith as the Board may deem appropriate in each case:

     5.1  Exercise Price. The price to be paid for each share of Common Stock
          --------------
upon the exercise of an option shall be determined by the Board at the time the option is granted; provided however, (that (1) no stock option shall have an exercise price less than eighty-five percent (85%) of the fair market value of the Common Stock on the date the option is granted; (2) no incentive stock option shall have an exercise price less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted; and (3) all stock options granted to the ten percent (10%) shareholders shall have the exercise price set at not less than one hundred ten percent (110%) of fair market value at the date of the grant, as provided in Section 4.2 hereof. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, the fair market value of the Common Stock on such date shall be the mean of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") On the trading
                                                         ------
day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Board shall in good faith determine the fair market value of the Company's Common Stock on such date, with such determination being based upon past arms - length sales by the Company of its equity securities and other factors considered relevant in determining the Company's fair value; provided however, that any individual form of option agreement may provide for alternative means of valuation for the purpose of repurchase as fair market value of shares acquired.

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          5.2  Term of Options. The period or periods within which an option may
               ---------------
be exercised shall be determined by the Board at the time the option is granted, but no stock option shall exceed ten (10) years from the date the option is granted (or five (5) years in the case of any stock option granted to a ten percent (10%) shareholder as described in Section 4.2 hereof).

          5.3  Exercisability. Stock options granted under this Plan shall be
               --------------
exercisable at such future time or times (or may be fully exercisable upon grant), whether or not in installments, as shall be determined by the Board and provided in the form of stock option agreement, subject, however, to the requirement that all options granted under this Plan shall provide a right to exercise that accrues at a rate of at least twenty percent (20%) of the number of shares subject to the option for each year after the date of grant (i.e., at a rate so as to become fully exercisable at the end of five (5) years). Likewise, to the extent that options are immediately exercisable and shares purchased thereunder have vesting schedules such that the Company is entitled to repurchase at original exercise price a portion of the shares so acquired, all such option agreements shall provide for the lapsing of such purchase rights at a rate of at least twenty percent (20%) of the number of shares subject to the option for each year after the date of grant.

          5.4  Method of Payment for Common Stock Upon Exercise. Except as
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otherwise provided in the applicable stock option agreement (subject to the limitations of this Plan), the exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase (or by check acceptable to the Board). At the discretion of the Board, the stock option agreement may provide for (or the Board may permit) the exercise price to be paid by one or more of the following additional alternative methods: (i) the surrender of shares of the Company's Common Stock, in proper form for transfer, owned by the person exercising the option and having a fair market value on the date of exercise equal to the exercise price, (ii) to the extent permitted under the applicable provisions of the California Corporations Code, the delivery by the person exercising the option of a full recourse promissory note executed by such person, bearing interest at a per annum rate which is not less that the "test rate" as see by the regulations promulgated under Sections 483 or 1274, as applicable, of the Internal Revenue Code and as in effect on the date of exercise, or (iii) any combination of cash, shares of Common Stock or promissory notes, so long as the sum of the cash so paid, plus the fair market value of the shares of Common Stock so surrendered and the principal amounts of the promissory notes so delivered, is equal to the aggregate exercise price. Without

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limiting the generality of the foregoing, the form of option agreement may provide for (or the Board may otherwise permit, in its discretion) that the option be exercised through a "net issue" exercise procedure (cash-less exercise), whereby the optionee may elect to receive shares of the Company's Common Stock having an aggregate fair market value at the date of exercise equal to the net value of the portion of the option so exercised as of the exercise date. For purposes of the foregoing, the net value of any option (or portion thereof) as of such exercise date, shall be equal to the aggregate fair market value of the shares subject to the option (or portion thereof being exercised) less the aggregate exercise price of the option (or portion thereof). In such event the Company shall issue to the optionee a number of shares of the Company's Common Stock having a fair market value as of the date of exercise equal to the net value of the option (or portion thereof being exercised). No share of Common Stock shall be issued under any option until full payment therefor has been made in accordance with the terms of the stock option agreement (and in compliance with the Plan). Any promissory note accepted upon the exercise of an option from a person who is a consultant retained by the Company or any subsidiary shall be adequately secured by collateral other than the shares of the Common Stock acquired upon such exercise, in accordance with
Section 409 of the California Corporations Code. Additionally, if permitted by the form of stock option agreement, or at the Board's discretion, any such promissory note may permit the payment of principal and interest accruing thereunder by surrender of shares of the Company's Common Stock, in proper form for transfer, and having a fair market value on the date of payment and surrender equal to the dollar amount to be applied to principal and accrued interest thereunder.

         5.5 Non-Assignability. No stock option granted under the Plan shall be
             -----------------
assignable or transferable by an optionee except by will or the laws of descent and distribution and each stock option granted under the Plan shall be exercisable only by the optionee during his or her lifetime.

         5.6 Termination of Employment Provisions Applicable to Stock Options.
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Each stock option agreement shall comply with the following provisions relating to early termination of the option based upon termination of thee employee's employment with the Company:

         5.6.1 Death. Upon the death of an employee of the Company, any stock
               -----
option which such employee holds may be exercised, within such period after the date of death as the Board shall prescribe in the stock option agreement but not less than six (6) months nor more than twelve (12) months after

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death), by the employee's representative or by the person entitled thereto under the employee's will or the laws of intestate succession. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period.

     5.6.2 Disability. Upon the permanent and total disability of an employee of
           ----------
the Company, any stock option which the employee holds may be exercised by the employee within such period after the date of termination of employment resulting from such disability (six (6) months, except in the case of such disability meeting the requirements of Section 22(e)(3) of the Internal Revenue Code in which case the period shall be extended to not more than twelve (12) months, after termination by reason of disability) as the Board shall prescribe in the stock option agreement. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period, unless the employee dies prior thereto, in which event the provisions of
Section 5.6.1 hereof shall apply.

     5.6.3 Retirement. Upon the retirement of an employee of the Company (on or
           ----------
after the normal retirement age or other date specified in the Company's retirement program, if any, or as established by the Board), any stock option may be exercised by such employee within such period after the date of retirement as the Board shall prescribe in the stock option agreement; provided, however that such period of exercisability shall not be less than thirty (30) days nor more than three (3) months. The stock option shall terminate upon the expiration of such prescribed period (unless the employee dies prior thereto, in which event the provisions of Section 5.6.1 hereof shall apply and the time period for exercise shall be determined as if the employee's date of death had been the date of retirement.

     5.6.4 Transfer to Related Corporation. In the event that an employee of the
           -------------------------------
Company leaves the employ of the Company to become an employee of any parent or subsidiary corporation of the Company, or if the employee leaves the employ of any such parent or subsidiary corporation to become an employee of the Company or of another parent or subsidiary corporation, such employee shall be deemed to continue as an employee of the Company for all purposes of this Plan, and any reference to employment by the Company shall be deemed to refer to employment by any parent or subsidiary of the Company.

     5.6.5 Other Severance. In the event an employee of the Company leaves the
           ---------------
employ of the Company for any reason other than as set forth above in this
Section 5.6, any incentive stock option which such employee holds must be exercised not later than

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three (3) months after the date on which the employee's employment terminates
(or such shorter period as may be prescribed in the option agreement, the minimum specified period being thirty (30) days). The stock option shall terminate upon the expiration of such prescribed period.

         5.6.6 Effect of Termination of Engagement of Non-Employees on
               --------------------------------------------------------
Non-Qualified Stock Options. The Board, in its discretion, shall provide in
-----------------------------
each non-qualified stock option agreement issued to a consultant or non-employee Director retained by the Company such provisions as the Board deems appropriate with respect to whether, and if so when, the option (or any portion thereof) shall be terminated prior to normal expiration (or otherwise affected) upon any termination of the optionee's engagement as a consultant providing services to the Company. Any reference in this Plan to services of a consultant to the Company shall be deemed (for all purposes of this Plan) to mean and include the existence of a consulting relationship with any parent corporation or subsidiary corporation of the Company.

         5.6.7 Overridinq Limitation on Time For Exercise. Notwithstanding any
               ------------------------------------------
other provisions of this Plan, no stock option may be exercised after the expiration of ten (10) years from the date of grant.

         5.7 All options subject to Terms of this Plan. In addition to the
             -----------------------------------------
provisions contained in any option agreement granted under this Plan, each such stock option agreement shall provide that the same is subject to the terms and conditions of this Plan and each optionee shall be given a copy of this Plan. Further, any terms or conditions contained in any such stock option agreement granted hereunder which are inconsistent in any respect with the provisions of this Plan shall be disregarded and void, or shall be deemed amended to the extent necessary to comply with the provisions of this Plan and the intent of the Board.

         5.8 Other Provisions. Option agreements under the Plan shall contain
             ----------------
such other provisions, including, without limitation: (i) restrictions and conditions upon the exercise of the option, (ii) rights of first refusal in favor of the Company or its assignees) applicable to shares of Common Stock acquired upon exercise of an option which are subsequently proposed to be transferred by the optionee, (iii) Lock-up agreements (applicable in the event of the public offering of the Common Stock of the Company) restricting an optionee from any sales or other transfers of option stock for a designated period of time following the effective date of a registration statement under the Securities Act of 1993, (iv) other restrictions on the transferability or rights to retain shares of the Common Stock

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received upon the exercise of the option, including repurchase rights at original cost based on a vesting schedule, (v) commitments to pay cash bonuses, make loans or transfer other property to an optionee upon exercise of any option, and (vi) restrictions required by federal and applicable state securities laws, all as the Board shall deem necessary or advisable; provided that no such additional provision shall be inconsistent with any other term or condition of this Plan and no such additional provision shall cause any incentive stock option granted hereunder to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Without limiting the generality of the foregoing, the Board may provide in the form of stock option agreement that, in lieu of an exercise schedule, the option may immediately be exercisable in full and provide a "vesting scheduled" with respect to the stock so purchased, giving the Company (or its assignees) the right to repurchase the shares of Common Stock at cost (or some other specified amount) to the extent such shares have not become vested upon any termination of the optionee's employment or other engagement with the Company, which vesting may depend upon or be related to the attainment of performance goals or other conditions (such as the passage of stated time periods) pursuant to which the obligation to resell such shares to the Company shall lapse.

6. Securities Law Requirements. The Board shall require any potential optionee,
   ---------------------------
as a condition of the exercise of an option, to represent and establish to the satisfaction of the Board that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. No shares of Common Stock shall be issued upon the exercise of any option unless and until: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933 and the Securities Exchange Act of 1934, (ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied, and (iii) all other applicable provisions of state and federal law have been satisfied. The Board shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

7. Withholding Taxes. The exercise of any opinion granted under this Plan shall
   -----------------
be conditioned upon the optionee's payment to the Company of all amounts (in addition to the exercise price) required to meet federal state or local taxes of any kind

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required by law to be withheld with respect to shares to be issued on exercise of such option. The Board, in its discretion, may declare cash bonuses to an optionee to satisfy any such withholding requirements or may incorporate provisions in the form of stock option agreement (or after grant of the option may permit, in its discretion) allowing an optionee to satisfy any such withholding obligations, in whole or in part, by delivery of shares of the Company's Common Stock already owned (or being purchased under the option) by the optionee and which are not subject to repurchase, forfeiture, vesting or other similar requirements or restrictions. The fair market value of any such shares used to satisfy such withholding obligations shall be determined as of the date the amount of tax to be withheld is to be determined. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee (whether regular salary, commissions, or otherwise) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options granted under the Plan.

8.  Adjustments Upon Changes in Capitalization or Merger.
    ----------------------------------------------------

    8.1 Stock Splits and Similar Events. Subject to any required action by the
        -------------------------------
Company's Board and shareholders, the number of shares of Common Stock covered by outstanding options granted under this Plan and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

    8.2 Mergers and Acquisitions. Subject to any required action by the
        ------------------------
Company's Board and shareholders, if the Company shall be the surviving corporation in any merger or consolidation, the options granted under this Plan shall pertain and apply to the securities to which a holder of the number of shares subject to the unexercised portion of such options would have been entitled. A dissolution or liquidation of the Company or a sale of all or substantially all its business and assets or a merger or consolidation in which the Company is not the surviving corporation will cause the options granted hereunder to surviving corporation will cause the options granted hereunder to terminate unless the agreement of such sale, merger, consolidation or other accquisition otherwise provides.

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          8.3 Board's Determination Final and Binding Upon Optionees. The
              ------------------------------------------------------
foregoing determinations and adjustments in this Section 8 relating to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company shall give notice of any such adjustment or action to each optionee; provided, however, that any such adjustment or action shall be effective and binding for all purposes, whether or not such notice is given or received.

          8.4 No Rights Except as Expressly Stated. Except as hereinabove
              ------------------------------------
expressly provided in this Section 8, no additional rights shall accrue to any optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to options granted hereunder.

          8.5 No Limitations on Company's Discretion. The grant of options under
              --------------------------------------
this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

 9.       No Additional Employment Related Rights or Benefits.
          ---------------------------------------------------

          9.1 No Special Employment Rights. Nothing contained in this Plan or in
              ----------------------------
any option granted hereunder shall confer upon any optionee any right with respect to the continuation of his or her employment or other engagement by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or consulting or other relationship or to increase or decrease the compensation of any optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of an optionee's employment or other engagement shall be determined by the Board.

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     9.2   Other Employee Benefits. The amount of any compensation deemed to be
           -----------------------
received by any employee or consultant as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employment (or other engagement) related benefits of such optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or as expressly provided for in the option agreement. The granting of an option shall impose no obligation upon the optionee to exercise such option.

10.  Rights as a Stockholder and Access to Information. No optionee and no
     -------------------------------------------------
person claiming under or through any such optionee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of any option granted under this Plan, unless and until the option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued to the optionee or to his or her estate. No adjustment shall be made for dividends or any other rights if the record date relating to such dividend or other right is before the date the optionee became a shareholder (i.e., the date of issue of a stock certificate).
                               ----
It is intended, however, that holders of options granted under this Plan be provided with such information concerning the Company, including, at a minimum, receipt of annual financial statements (consisting of a balance sheet and an income statement), as shall be deemed reasonable and appropriate by the Board of Directors, subject to the advice of legal counsel, so as to enable option holders to make informed decisions concerning the exercise of their option and the purchase of the Company's Common Stock. In that connection, upon written request to the Secretary of the Company, any optionee shall be entitled to inspect, at the executive offices of the Company, the financial information made available to shareholders of the Company pursuant to Sections 1500 et. seq. or
                                                                   --  ---
other applicable provisions of the California Corporations Code. The Company shall deliver to each optionee during the period for which her or she has one or more options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company, except the Company shall not be required to deliver such information to key employees whose duties in connection with the Company assure their access to equivalent information.

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

11. Modification, Extension and Renewal of Options. Subject to the limitations
    ----------------------------------------------
of this Plan, the Board may modify, extend or renew, or accelerate the exercisability of, outstanding options granted under the Plan. Furthermore, the Board may, subject to the other provisions of this Plan, upon the cancellation of previously granted options having higher per share exercise prices, regrant options at a lower price; provided, however, that no such modification or cancellation and regrant of an option shall, without the written consent of the optionee, alter or impair any rights of the optionee under any option previously granted under the Plan.

12. Use of Proceeds. The proceeds received from the sale of shares of the Common
    ---------------
Stock upon exercise of options granted under the Plan shall be used for general corporate purposes.

13. Reservation of Shares. The Company, during the term this Plan, will at all
    ---------------------
times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan and all options issued hereunder.

14. Term of Plan.
    ------------

    14.1 Effective Dates. The Plan became effective November 1, 1993, but no
         ---------------
stock option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders by the vote of the holders of a majority of the outstanding shares of the Company present and entitled to vote at a duly held meeting of the Company's shareholders (or by consent of the holders of the outstanding shares of the Company entitled to vote) in accordance with the requirements of the Company's Bylaws and the California Corporations Code. If such shareholder approval is not obtained within twelve (12)months after the date of the Board's adoption of the Plan, any incentive stock options previously granted under the Plan shall terminate and no further incentive stock options shall be granted. Subject to the foregoing limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

    14.2 Termination. Unless sooner terminated in accordance with Section 15,
         -----------
the Plan shall terminate upon the earlier of: (i) the close of business on the last business day of the calendar month in which the tenth (10th) anniversary of the date of the Plan's adoption by the

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

Board occurs, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to options granted under the Plan and none of such shares shall remain subject to contractual repurchase rights of the Company pursuant to "vesting" or other similar provisions. If the date of termination is determined under clause (i) above, then any options outstanding on such date shall continue to have force and effect in accordance with the provisions of the option agreements evidencing such options.

15. Early Termination and Amendment of the Plan. The Board may from time to time
    -------------------------------------------
suspend or terminate the Plan or revise or amend it; provided, however, that, without the approval of the Company's shareholders (except as to 15.1 below, which also requires the consent of the affected optionees) at a duly held meeting of the Company's shareholders by the vote of a majority of the shares present and entitled to vote (or by written consent of the holders entitled to vote) in compliance with the requirements of the Company's Bylaws and the California Corporations Code, no such action of the Board shall:

    15.1 Modifications of Outstanding Options. Without the consent of each
         ------------------------------------
affected optionee, alter or impair any rights of an optionee under any option previously granted under the Plan;

    15.2 Increases in Number of Shares Subject to the Plan. Increase the
         -------------------------------------------------
aggregate number of shares of the Common Stock which may be issued upon exercise of options granted under the Plan (except for adjustments made pursuant to Section 8 hereof);

    15.3 Changes in Eligibility. Change the designation of employees eligible
         ----------------------
to receive incentive stock options under the Plan;

    15.4 Plan Duration. Extend the termination date beyond that provided in
         -------------
Section 14.2;

    15.5 Changes not Approved by Legal Counsel. Otherwise amend or modify the
         -------------------------------------
Plan (or outstanding options) under circumstances where shareholder approval is considered necessary in the opinion of legal counsel to the Company; or

    15.6 Changes to this Section. Amend this Section 15 to defeat its purposes.
         -----------------------

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